SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 16, 2018
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SCIENTIFIC INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive
Bohemia, New York 11716
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(Address of principal executive offices)

(631) 567-4700
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(Registrant's telephone number, including area code)

Not Applicable
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(Former name or former address, if changed since last report)

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company has agreed to an extension on the same terms through December 31, 2018 of: (i) the Consulting Agreement with Laboratory Innovations Company, Ltd., an affiliate of Joseph G. Cremonese, Chairman of the Board of Directors; and (ii) the Consulting Agreement with Grace S. Morin, a director of the Company.  Each consulting agreement may be terminated by either party thereto on at least 60 days' prior written notice.

ITEM 9.01      Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.	Description
10A-1	Copy of Extension Agreement between the Company and Laboratory Innovations Company, Ltd.
10A-2	Copy of Extension Agreement between the Company and Grace S. Morin

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: March 8, 2018	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer